UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Alternative Energy Sources, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 10, 2007

To Our Stockholders:

We cordially invite you to attend the 2007 annual meeting of stockholders of Alternative Energy Sources, Inc. The meeting will take place at the Company’s headquarters at 1911 Central Street, Kansas City, Missouri 64108 on May 10, 2007, at 10:30 a.m. local time. We look forward to your attendance either in person or by proxy.

The purpose of the meeting is to:

1.	Elect seven directors, each for a term of one year;

2.	Ratify the appointment of Bagell, Josephs, Levine & Company, LLC as the Company’s independent auditors for fiscal year 2007;

3.	Consider and vote upon an amendment and restatement of the Company’s Certificate of Incorporation; and

4.	Transact any other business that may properly come before the meeting and any postponement or adjournment of the meeting.

Only stockholders of record at the close of business on March 22, 2007 may vote at the meeting or any postponements or adjournments of the meeting.

By order of the Board of Directors,

Lee L. Blank, Secretary

April ____, 2007

Please complete, date, sign and return the accompanying proxy card or, if eligible, vote electronically via the Internet or by telephone. The enclosed return envelope requires no additional postage if mailed in either the United States or Canada.

Your vote is very important. Please vote whether or not you plan to attend the meeting.

1911 Central Street
Kansas City, Missouri 64108

2007 PROXY STATEMENT

The Board of Directors of Alternative Energy Sources, Inc. (the “Company”), is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2007 annual meeting of stockholders.

The meeting will take place at the Company’s headquarters at 1911 Central Street in Kansas City, Missouri on May 10, 2007, at 10:30 a.m. local time. At the meeting, stockholders will vote on the election of seven directors, the ratification of the appointment of Bagell, Josephs, Levine & Company, LLC as the Company’s independent auditors for fiscal year 2007, will consider and vote upon an amendment and restatement of the Company’s Certificate of Incorporation, and will transact any other business that may properly come before the meeting, although we know of no other business to be presented.

By submitting your proxy (either by signing and returning the enclosed proxy card or by voting electronically on the Internet or by telephone), you authorize Mark A. Beemer, Chairman of the Board and the Company’s Chief Executive Officer, Lee L. Blank, the Company’s President, Chief Operating Officer and Secretary, and John J. Holland, the Company’s Chief Financial Officer and Assistant Secretary, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2006, which includes the Company’s audited annual financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

We are first sending this proxy statement, form of proxy and accompanying materials to stockholders on or about April ____, 2007.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY SUBMIT YOUR PROXY EITHER IN THE ENCLOSED ENVELOPE, VIA THE INTERNET OR BY TELEPHONE.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, the stockholders will be asked to:

1.	Elect seven directors, each for a term of one year;

2	Ratify the appointment of Bagell, Josephs, Levine & Company, LLC as the Company’s independent auditors for fiscal year 2007; and

3.	Consider and vote upon an amendment and restatement of the Company’s Certificate of Incorporation.

Stockholders also will transact any other business that may properly come before the meeting. Members of the Company’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is March 22, 2007. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is the Company’s single class of common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on March 22, 2007 there were 40,500,009 shares of the Company’s common stock outstanding.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, these proxy materials are being forwarded to you by your bank or brokerage firm (the “record holder”), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.

If you hold shares beneficially in street name and you do not provide your broker with voting instructions, the broker is permitted to vote your shares on the election of directors and ratification of the selection of auditors but may not vote your shares on the proposal relating to the amended and restated certificate of incorporation.

As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a proxy form from the record holder of your shares.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

How do I vote?

1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in either the United States or Canada.

2. SOME STOCKHOLDERS MAY VOTE BY TELEPHONE OR ON THE INTERNET. If you hold your stock in street name and your brokerage house offers this option, you may vote by telephone or on the Internet by following the instructions included on the proxy card. A large number of banks and brokerage firms participate in a program provided through ADP Investor Communications Services that offers telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in the ADP program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you.

3. YOU MAY VOTE IN PERSON AT THE MEETING. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out written ballots to registered stockholders who wish to vote in person at the meeting. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a proxy form from their record holder.

Can I change my vote after I submit my proxy?

Yes, you may revoke your proxy and change your vote:

•	by signing another proxy with a later date;

•	by voting by telephone or on the Internet, if eligible (your latest telephone or Internet vote is counted); or

•	if you are a registered stockholder, by giving written notice of such revocation to the Secretary of the Company prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

Who will count the votes?

The Company’s transfer agent, Signature Stock Transfer, Inc., will tabulate and certify the votes.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote:

•	FOR the election of the seven nominees to the Board of Directors;

•	FOR the ratification of Bagell, Josephs, Levine & Company, LLC as the Company’s independent auditors; and

•	FOR the amendment and restatement of the Company’s Certificate of Incorporation.

Will any other business be conducted at the meeting?

We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect the director nominees?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the seven nominees as directors. This means that the seven nominees will be elected if they receive the affirmative vote of a plurality of shares present at the meeting in person or by proxy and entitled to vote. If you vote “Withheld” with respect to one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

How many votes are required to ratify the appointment of the Company’s independent auditors?

The ratification of the appointment of Bagell, Josephs, Levine & Company, LLC as the Company’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How many votes are required to approve the amended and restated Certificate of Incorporation?

The approval of the amended and restated Certificate of Incorporation requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against a proposal.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote, so they will not affect the outcome of any proposal.

Will any proposal, if passed by the stockholders, trigger appraisal rights or other dissenters’ rights?

No. The outcome of the vote on any of the proposals to be considered at the meeting will not trigger any appraisal rights or dissenters’ rights for any stockholder.

PROPOSAL 1 — ELECTION OF DIRECTORS

Current Nominees

The Board of Directors currently consists of seven directors. Directors are elected to serve for a one-year term. All directors are subject to re-election every year.

Each nominee has consented to being named in this proxy statement, is currently a director of the Company and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

The vote of a plurality of the votes cast at the meeting is required to elect the seven nominees as directors. This means that the seven nominees will be elected if they receive the affirmative vote of a plurality of shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN NOMINEES.

The following table sets forth, with respect to each nominee, the nominee’s name, age, principal occupation and employment during the past five years, the year in which the nominee first became a director of the Company and directorships held in other public companies.

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships

Mark A. Beemer Chairman, Chief Executive Officer and Director. First elected 2006.	43
Mr. Beemer joined the Company in 2006 and serves as Chairman of the Board, Chief Executive Officer and Director. Mr. Beemer came to the Company from Penford Products Company in Cedar Rapids, Iowa, where he served as Vice President of Commodities and assumed responsibility for trading corn futures, corn basis, natural gas, and other by-products of corn wet mills and oversaw all risk management utilizing futures, options, and cash contracts since 2005. Prior to moving to Penford, Mr. Beemer spent 12 years at Archer Daniels Midland Company (“ADM”), where he served from 2001 to 2005 as Vice President of Strategic Planning, Transportation, Origination, and Operations for the joint venture between ADM and Farmland Industries.

Lee L. Blank, President, Chief Operating Officer, Secretary and Director. First elected 2006.	43
Mr. Blank joined the Company in 2006 and serves as President, Chief Operating Officer and Director. Prior to joining the Company, Mr. Blank spent 19 years at ADM, where he was most recently the Sales Manager and Director of Exports for ADM Milling. Mr. Blank previously served as Director of Rates for ADM Corporate Transportation, as Western Sales Manager of ADM’s Bio-Products Division, and as the manager for soybean crushing plants located in three states.

A. Michael Espy, Director. First elected 2007.	53
Mr. Espy was secretary of the United States Department of Agriculture from 1993 to 1994 and is a former U.S. congressman. Since 1994, Mr. Espy has been an attorney in private practice in his law firm, Mike Espy PLLC, and has operated a consulting firm, AE Agritrade Inc., where he has advised on agricultural matters, international commercial transactions, and public/private project investment.

John D. McNamara, Director, First elected 2007.	58
Mr. McNamara has been president and CEO of McNamara and Associates, an executive consulting firm based in Toronto, Ontario, since 2002. He is also president and CEO of Kompass Commodities International Inc., an agricultural and food ingredient brokerage firm, which he founded in 2004. Mr. McNamara joined ADM in 1985 and served as global president of ADM from 1998 to 2002. Mr. McNamara serves on the board of Twin Rivers Technologies and Toxin Alert Inc. Toxin Alert is traded on the Venture Exchange of the Toronto Stock Exchange.

W. Gordon Snyder, Director, First elected 2006.	60
Mr. Snyder is president of Black Diamond Strategies, an executive consulting company located in Leawood, Kansas, which he founded in 2003. He is also an active investor in, adviser to and/or Board member of numerous “early stage” companies in industries including financial services, technology, alternative energy, food and beverage, telecom and media. From 1986 through 2003, he worked at American Century Investments, where he most recently served as head of sales, marketing and services.

James L. Spigarelli, Director, First elected 2007.	65
Mr. Spigarelli has been the president and CEO of Midwest Research Institute since 1999. Midwest Research Institute conducts research in nearly 50 disciplines of science and technology, and manages and operates the National Renewable Energy Laboratory. Mr. Spigarelli has been with MRI since 1970. Mr. Spigarelli is also a board member of the Kansas City Area Life Sciences Institute, and served as its chairman from 2000-2005. Currently he serves on the boards of the Kansas State University Research Foundation, Sceptor Industries Inc., and the Colorado Energy Science Center. He is also a trustee of Rockhurst University, Kansas City, and of the University of Missouri Kansas City.

Douglas D. Wilner, Director First elected 2007.	64
Mr. Wilner has been the managing partner of D. Wilner & Associates LP, a management consulting firm, since July, 2004, and he has also been the president and CEO of U.S. Syngas Inc., an energy development partnership since 1995. From 1996 to 2004, Mr. Wilner founded and served as the president and CEO of Pipeline Power Partners LP, a Robert Bass Group company.

The following table sets forth, with respect to each officer, the officer’s name, age, principal occupation and employment during the past five years and the year in which the officer joined the Company:

Officer, Position	Age	Business Experience.
John A. Ward, Executive Vice President and Director of Operations.	55
Dr. Ward joined the Company in September 2006. From 1991 through 2006, Dr. Ward was at ADM, where he most recently served as Vice President and Director of Group Operations for Corn Products and Bio-Products from 2001 until he joined the Company.

John J. Holland, Chief Financial Officer and Assistant Secretary.	57
Mr. Holland joined the Company in August 2006. Mr. Holland was employed by Butler Manufacturing Company, a manufacturer of metal building systems for commercial construction, from 1980 until his retirement as CEO in 2004 following the strategic evaluation process that culminated in the sale of Butler Manufacturing Company to BlueScope Steel. Mr. Holland currently serves as a director for Cooper Tire and Rubber Co., Inc., Saia, Inc., and Saint Luke's Health System of Kansas City.

CORPORATE GOVERNANCE

THE BOARD, BOARD MEETINGS AND COMMITTEES

The Board of Directors is directly responsible for governance of the Company. The Board met on two occasions in 2006. At this time, there are no Committees of the Board of Directors. The Board was constituted in its present form in early 2007 and intends to establish an Executive Committee, an Audit Committee, a Nominating and Governance Committee and a Compensation Committee in the first half of 2007.

Director Independence

The Company has voluntarily adopted the NASDAQ Marketplace Rules for determining whether a director is independent and our Board of Directors has determined that five of our seven directors, Messrs. Snyder, Espy, McNamara, Wilner and Spigarelli, are “independent” within the meaning of Rule 4200(a)(15) of the NASDAQ Manual. Messrs. Beemer and Blank are not independent under those standards.

Stockholder Communications with the Board of Directors

Stockholders seeking to communicate with the Board of Directors should submit their written comments to the Secretary of the Company, 1911 Central Street, Kansas City, Missouri 64108. The Secretary will forward all such communications (excluding routine advertisements and business solicitations and communications which the Secretary, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of the Board or, if applicable, to the individual director(s) named in the correspondence.

DIRECTORS’ COMPENSATION

On January 5, 2007, our Board of Directors adopted a compensation policy for Board members, to compensate the non-employee directors for work performed at our request outside of Board meetings. The Board approved compensation to be paid to the non-employee directors at the rate of $250 per hour, up to a maximum of $1,800 per day, plus reimbursement of reasonable expenses. On that same date, our Board of Directors approved compensation of our non-employee directors at the rate of $750.00 per telephonic Board meeting, and $1,500.00 for personal attendance at Board meetings. In addition, we reimburse the non-employee directors for reasonable travel expenses incurred for the purpose of attending Board meetings. Directors who are also employees of the Company are not separately compensated for service on the Board.

In addition to compensation paid for meeting attendance and for services provided to us outside of Board meetings, our directors are eligible to participate in our 2006 Equity Incentive Plan.

Upon their elections to our Board of Directors, our non-employee directors were granted stock options under our 2006 Equity Incentive Plan to acquire 75,000 shares of our common stock. The exercise price of these options is equal to the closing price of our common stock on the OTC Bulletin Board on the date of the directors’ respective grants: $1.80 for Mr. Snyder; $1.15 for Messrs. Espy, McNamara, and Wilner; and $1.60 for Mr. Spigarelli. One-third of each such option will vest on each of the first three anniversaries of the grant date and will expire 10 years after the grant date.

Each of Messrs. Espy, McNamara, Wilner and Spigarelli were elected to our Board of Directors after January 1, 2007. The compensation paid to Mr. Snyder in 2006 is set forth in the table below:

NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards (S)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
W. Gordon Snyder	$3,225	--	$3,282 (1)	--	--	--	$6,507

(1)	The Black-Scholes option-pricing model was used to determine the fair value of the option grants to Mr. Snyder at November 15, 2006 (the date of grant), with the following assumptions:

Expected Volatility	57.9%
Expected term (in years)	6.0
Expected dividends	0
Risk-free rate of return (weighted average)	4.61
Grant date fair value - 75,000 options	$1.80
Expected forfeitures	0

Because the Company does not have specific historical or implied volatility information available due to it being in the development stage, expected volatility is based on the historical or implied volatility of similar entities with publicly available share or option prices. This methodology is in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 107-“D. Certain Assumptions Used in Valuation Methods.” The expected term represents the estimated average period of time that the options remain outstanding using the “simplified” method, also in accordance with Staff Accounting Bulletin No. 107. The risk-free rate of return reflects the weighted average interest rate offered for zero coupon treasury bonds over the expected term of the options.

STOCK OWNERSHIP

Directors, Executive Officers and Other Significant Stockholders

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 6, 2007. The table sets forth the beneficial ownership of (i) each person who, to our knowledge, beneficially owns more than 5% of the outstanding shares of common stock; (ii) each of the directors and executive officers of the Company; and (iii) all of our executive officers and directors as a group. The address of each executive officer and director is c/o Alternative Energy Sources, Inc., 1911 Central Street, Kansas City, Missouri 64108.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of class (1)
Mark A. Beemer	7,941,000	(2)	19.61%
Lee L. Blank	5,120,000	(3)	12.64%
A. Michael Espy	0		*
John J. Holland	0		*
John D. McNamara	0		*
W. Gordon Snyder	25,000		*
James L. Spigarelli	0		*
John A. Ward	0		*
Douglas D. Wilner	0		*

Executive Officers and Directors as Group	13,086,000		32.31%

* The percentage of shares beneficially owned does not exceed 1% of our common stock

(1)
Beneficial ownership percentages are calculated based on 40,500,009 shares of common stock issued and outstanding as of March 6, 2007. Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. The number of shares beneficially owned by a person includes shares of common stock underlying options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 6, 2007. The shares issuable pursuant to the exercise of those options or warrants are deemed outstanding for computing the percentage ownership of the person holding those options and warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The persons named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable, unless otherwise noted in the applicable footnote.

(2)	Includes warrants to purchase 250,000 shares of common stock for a period of five years from June 19, 2006 at an exercise price of $2.00 per share.

(3)	Includes warrants to purchase 10,000 shares of common stock for a period of five years from June, 19, 2006 at an exercise price of $2.00 per share.

Changes in Control

On June 19, 2006, Alternative Energy Sources, Inc., Beemer Acquisition Corp., our wholly owned subsidiary, and Beemer Energy, Inc., a Delaware corporation, executed a Merger Agreement and Plan of Reorganization. Beemer Energy, Inc. was a privately held company formed on May 10, 2006 to serve as a vehicle to effect a merger with a publicly held company. On the closing date of the merger, Beemer Acquisition Corp. merged with and into Beemer Energy, Inc., with Beemer Energy, Inc. remaining as the surviving corporation and our wholly-owned subsidiary. Also on the closing date of the merger, the holders of Beemer Energy Inc.’s issued and outstanding capital stock before the merger surrendered all of their issued and outstanding capital stock of Beemer Energy, Inc. and received 12,900,000 shares of our common stock, par value $0.0001 per share. Our stockholders before the merger retained 15,000,000 shares of our common stock.

Also on the Closing Date, the Company closed on a private offering of units of its securities consisting of Common Stock and warrants to purchase Common Stock (the “Offering”). Investors in the Offering purchased 12,000,000 shares of Common Stock and warrants to acquire 12,000,000 shares of Common Stock at an exercise price of $2.00 per share, expiring June 19, 2011. Consideration for the investors’ purchases totaled $12,000,000.

Immediately following the Merger and the Offering, the Alternative Energy stockholders held approximately 37.04% of the issued and outstanding shares of Common Stock and the Beemer Stockholders, investors in the Offering and a finder that received shares of Common Stock in connection with the Merger and the Offering held 63.96% of the Company’s issued and outstanding Common Stock.

On the date the Merger and the Offering closed, Mr. Stephen Jackson, then the Company’s sole director, appointed Mr. Beemer as a director, then resigned from the Board. Mr. Beemer then appointed Mr. Blank as director. The Company filled the additional vacancies on the Board by appointing the individuals described earlier in this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and certain officers of the Company and persons who own more than ten percent of the Company’s common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of the Company’s common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish the Company with copies of the Section 16(a) reports they file. The Securities and Exchange Commission has established specific due dates for these reports, and the Company is required to disclose in this proxy statement any late filings or failures to file.

Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to the Company and written representations from certain reporting persons that no additional reports were required, the Company believes that its directors, reporting officers and greater-than-ten-percent stockholders complied with all these filing requirements for the fiscal year ended December 31, 2006, with the exception of John J. Holland’s initial Form 3 filing, which was due August 16, 2006 and filed October 5, 2006, and John A. Ward’s initial Form 3 and Form 4 filings, which were due on September 20, 2006 and were filed October 11, 2006.

COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes all compensation recorded by us in the last completed fiscal year for our principal executive officer and each other executive officer serving as such whose annual compensation exceeded $100,000. Such officers are referred to herein as our “Named Executive Officers.”

Summary Compensation Table

Name and Principal Position	Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mark A. Beemer Chairman and CEO	2006	$102,917	--	--	$31,455	--	--	--	$134,372
Lee L. Blank President/ COO	2006	$86,667	--	--	$20,970	--	--	--	$107,637
John J. Holland EVP/CFO	2006	$67,500	--	--	$49,207	--	--	--	$116,707
John A. Ward EVP/Dir. of Operations	2006	$50,000	--	--	$40,487	--	--	--	$90,487

(1)
Salaries are provided for that part of 2006 during which each Named Executive Officer served as such. Messrs. Beemer and Blank commenced employment with the Company on June 19, 2006. Mr. Holland commenced his employment with the Company on August 16, 2006. Mr. Ward commenced his employment with the Company on September 20, 2006.

(2)	Granted under the terms of our 2006 Equity Incentive Plan.

(3)
Assumptions made in the valuation of stock options granted to Messrs. Beemer, Blank, Holland and Ward are discussed in Note 3 to the Consolidated Financial Statements of Alternative Energy Sources, Inc. for the period from incorporation to September 30, 2006. The Black-Scholes option-pricing model was used to determine the fair value of the option grants at the date of grant, with the following assumptions:

Expected Volatility	57.9%
Expected term (in years)	6.0-6.25
Expected dividends	0
Risk-free rate of return (weighted average)	4.87
Grant date fair value (options granted to Messrs. Beemer and Blank)	$ 1.00
Grant date fair value (options granted to Messrs. Holland and Ward)	$2.19-2.44
Expected forfeitures	0

Because the Company does not have specific historical or implied volatility information available due to it being in the development stage, expected volatility is based on the historical or implied volatility of similar entities with publicly available share or option prices. This methodology is in accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 107-“D. Certain Assumptions Used in Valuation Methods.” The expected term represents the estimated average period of time that the options remain outstanding using the “simplified” method, also in accordance with Staff Accounting Bulletin No. 107. The risk-free rate of return reflects the weighted average interest rate offered for zero coupon treasury bonds over the expected term of the options.

Outstanding Equity Awards at Fiscal Year-End

			Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Under-lying Unexer-cised Options (#) Unexercis-able	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)
Mark A. Beemer	-	300,000(1)	-	$1.00	June 19, 2016	-	-	-	-
Lee L. Blank	-	200,000(1)	-	$1.00	June 19, 2016	-	-	-	-
John J. Holland	-	400,000(2)	-	$2.19	August 16, 2016	-	-	-	-
John A. Ward	-	400,000(3)	-	$2.44	September 20, 2016	-	-	-	-
____________
(1)	One-third of the options vest on each of 6/19/07 and 6/19/08 and the balance vest on 6/19/09.

(2)	Twenty five percent of the options vest on each of 8/16/07; 8/16/08; 8/16/09 and 8/16/10.

(3)	Twenty five percent of the options vest on each of 9/20/07; 9/20/08; 9/20/09 and 9/20/10.

Agreements with Executive Officers

We have entered into executive employment agreements with Mark Beemer, our Chairman and Chief Executive Officer, Lee Blank, our President and Chief Operating Officer, John Ward, our Executive Vice President and Director of Operations, and John Holland, our Executive Vice President and Chief Financial Officer.

Mark Beemer - Chairman and Chief Executive Officer

On June 19, 2006, we entered into an executive employment agreement with Mr. Beemer for a four-year term with automatic renewal for one-year periods commencing on the day after the effective date of the agreement. The agreement provides for an annual base salary of $190,000, with an opportunity to increase the base salary up to $240,000 upon the occurrence of certain events, and an annual bonus subject to our achieving our target performance levels, as approved by the compensation committee of our Board of Directors (or the full Board of Directors until our Board establishes a compensation committee).

Under the agreement, Mr. Beemer is also entitled to receive a grant of an option under our 2006 Equity Incentive Plan, to purchase 300,000 shares of common stock, 33.3% of which option shall vest and become exercisable on the first anniversary of the grant, an additional 33.3% of the option shall vest and become exercisable on the second anniversary of the grant, and the remaining 33.4% of the option shall vest and become exercisable on the third anniversary of the grant of the option. The options have an exercise price of $1.00 and expire June 19, 2016. Under the agreement, Mr. Beemer will be subject to typical non-competition and employee non-solicitation restrictions while he is employed by us and for one year thereafter. Mr. Beemer and his dependents will be entitled to participate in our benefit plans at our expense. Subject to certain notice requirements, Mr. Beemer and the Company are entitled to terminate the employment agreement at any time. If we terminate the employment agreement without cause or if Mr. Beemer terminates the employment agreement for good reason, then Mr. Beemer is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the employment agreement plus a one-time severance payment equal to his then-current annual base salary, as well as continuation, at our expense, of Mr. Beemer’s participation in our benefit programs.

“Good reason,” under Mr. Beemer’s employment agreement, includes an adverse change in Mr. Beemer’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for cause). Mr. Beemer’s employment agreement includes standard indemnity, insurance, non-competition and confidentiality provisions.

Lee Blank - President, Chief Operating Officer and Secretary

On June 19, 2006, we entered into an executive employment agreement with Mr. Blank. The Agreement provides for an annual base salary of $160,000, with an opportunity to increase the base salary up to $210,000 upon the occurrence of certain events, and an annual bonus subject to our achievement of our target performance levels as approved by the compensation committee of our Board of Directors (or the full Board of Directors until our Board establishes a compensation committee). Mr. Blank is also entitled to receive an option grant of 200,000 shares from our 2006 Equity Incentive Plan, 33.3% of which option shall be exercisable on the first anniversary of the grant, an additional 33.3% of the option shall be vested and become exercisable on the second anniversary of the grant, and the remaining 33.4% of the option shall be vested and become exercisable on the third anniversary of the grant of the option. The options have an exercise price of $1.00 and expire June 19, 2016. Subsequent grants of stock options will vest and be exercisable pursuant to the terms and conditions of the 2006 Equity Incentive Plan.

Under the agreement, Mr. Blank will be subject to traditional non-competition and employee non-solicitation restrictions while he is employed by us and for one year thereafter. Mr. Blank and his dependents will be entitled to participate in our benefit plans at our expense. If we terminate the employment agreement without cause or if Mr. Blank terminates the employment agreement for good reason, then Mr. Blank is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation, at our expense, of Mr. Blank’s participation in the benefit programs described above.

Mr. Blank’s employment agreement has a four-year term of service with automatic renewal for one-year periods commencing on the day after the effective date of the agreement subject to termination by the Company at any time for cause or without cause, and provides for severance payments to Mr. Blank, in the event he is terminated without cause or he terminates the agreement for good reason, in the amount of two times total compensation for the prior year. “Good reason” includes an adverse change in the executive’s position, title, duties or responsibilities, or any failure to re-elect him to such position (except for termination for cause). Mr. Blank’s employment agreement includes typical indemnity, insurance, non-competition and confidentiality provisions.

John A. Ward - Executive Vice President and Director of Operations

Dr. Ward executed an employment agreement with us on September 20, 2006, the date Dr. Ward was hired as our Executive Vice President and Director of Operations. Dr. Ward’s employment agreement is for a four-year term, providing for an annual base salary of $180,000, with an opportunity to increase the base salary up to $260,000 upon the occurrence of certain events, and an annual bonus subject to our achieving our target performance levels as approved by the Board of Directors. Dr. Ward is also entitled to receive an option grant of 400,000 shares from our 2006 Stock Option Plan, 25% of which shall be exercisable on the first anniversary of the grant, 25% of the option shall be vested and become exercisable on the second anniversary of the grant, 25% of the option shall be vested and become exercisable on the third anniversary of the grant, and the remaining 25% of the option shall be vested and become exercisable on the fourth anniversary of the grant of the option. The options have an exercise price of $2.44 and expire September 20, 2016.

Under the agreement, Dr. Ward will be subject to typical non-competition and employee non-solicitation restrictions while he is employed by us and for one year thereafter. Dr. Ward and his dependents will be entitled to participate in our benefit plans at our expense. Subject to certain notice requirements, Dr. Ward will be entitled to terminate the employment agreement at any time. If Dr. Ward terminates the employment agreement for good reason, then Dr. Ward is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation at our expense in the benefit programs described above.

John J. Holland - Chief Financial Officer and Assistant Secretary

John J. Holland executed an employment agreement with us upon the commencement of his employment on August 16, 2006. Mr. Holland's employment agreement is for a four year term, providing for an annual base salary of $180,000, with an opportunity to increase the base salary up to $260,000 upon the occurrence of certain events, and an annual bonus subject to our achieving our target performance levels as approved by the compensation committee of our Board of Directors (or the full Board of Directors until our Board establishes a compensation committee). Mr. Holland is also entitled to receive an option grant of 400,000 shares from our 2006 Stock Option Plan, 25% of which shall be exercisable on the first anniversary of the grant, 25% of the option shall be vested and become exercisable on the second anniversary of the grant, 25% of the option shall be vested and become exercisable on the third anniversary of the grant, and the remaining 25% of the option shall be vested and become exercisable on the fourth anniversary of the grant of the option. The options have an exercise price of $2.19 and expire August 16, 2016.

Under the agreement, Mr. Holland will be subject to typical non-competition and employee non-solicitation restrictions while he is employed by us and for one year thereafter. Mr. Holland and his dependents will be entitled to participate in our benefit plans at our expense. Subject to certain notice requirements, either Mr. Holland or we will be entitled to terminate the employment agreement at any time. If we terminate the employment agreement without cause or if Mr. Holland terminates the employment agreement for good reason, then Mr. Holland is entitled to receive his base salary and guaranteed bonus during the then-remaining term of the agreement plus a one time severance payment equal to his then-current annual base salary, as well as continuation at our expense of Mr. Holland participation in the benefit programs described above.

Repricing of Options/SARS

There was no repricing or replacement of options or stock appreciation rights in 2006.

2006 Equity Incentive Plan

On June 9, 2006 our Board of Directors adopted our 2006 Equity Incentive Plan (the “2006 Plan”). Also on June 9, 2006, the 2006 Plan was approved by our stockholders holding a majority of the outstanding shares of our common stock on that date.

The 2006 Plan is intended to promote our interests by attracting and retaining exceptional employees, consultants, and directors, and enabling participants in the 2006 Plan to participate in our long-term growth and financial success. Under the 2006 Plan, we may grant (i) stock options, which are intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, as amended, (ii) non-qualified stock options, (iii) reload stock options, (iv) stock appreciation rights, and (v) restricted stock awards, which are restricted shares of common stock. Incentive stock options may be granted pursuant to the 2006 Plan for no more than 10 years from June 9, 2006. Non-qualified stock options, stock appreciation rights and restricted stock awards may be granted under the 2006 Plan until the 2006 Plan is discontinued or terminated by our Board of Directors. Reload stock options may be awarded for an identical period of time as the underlying option connected to such reload stock options.

A total of 4,000,000 shares of our common stock was reserved for issuance under the 2006 Plan. If an award granted under the 2006 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an award, the shares subject to such award and the surrendered shares will become available for further awards under the 2006 Plan.

The number of shares subject to the 2006 Plan, the number of shares subject to any numerical limit in the 2006 Plan, and the number of shares and terms of any award, may be adjusted in the event of any change in our outstanding common stock by reason of any stock dividend, spin-off, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares, or similar transaction.

Limitation of Tax Deduction for Executive Compensation

Under Section 162(m) of the Internal Revenue Code, publicly traded companies may not receive a tax deduction on non-performance based compensation to executive officers in excess of $1 million. Awards under the Company’s 2006 Equity Incentive Plan qualify as performance-based compensation under the law. No specific actions have been taken with regard to cash compensation to comply with Section 162(m) at this time, since no officer’s cash compensation currently has the potential to be effected by the $1 million limit.

REPORT OF THE BOARD OF DIRECTORS REGARDING AUDIT MATTERS

At present, the entire Board oversees the Company’s financial reporting process and oversees the entire audit function, including the selection of independent auditors. The Board of Directors has not established an audit committee; however, it is in the process of forming one for the 2007 fiscal year. Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls and the Company’s legal and regulatory compliance. In fulfilling its oversight responsibilities, the Board of Directors reviewed and discussed with management the audited financial statements for the year ended December 31, 2006, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant accounting judgments and critical accounting policies and estimates, the clarity of disclosures in the financial statements, and management’s assessment and report on internal control over financial reporting. The Board also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

The Board reviewed with the independent auditors, who are responsible for expressing opinions on (i) the conformity of those audited financial statements with generally accepted accounting principles, (ii) management’s assessment of internal controls over financial reporting, and (iii) the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of the Company’s accounting principles and such other matters as are required to be discussed with an audit committee under generally accepted auditing standards, including those matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Board has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed those disclosures and other matters relating to independence with the auditors.

The Board discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Board meets with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations of the Company’s internal controls, including controls over the financial reporting process, and the overall quality of the Company’s financial reporting.

Members of the Board rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. In reliance on the reviews and discussions with management and with the independent auditors referred to above, and the receipt of an unqualified opinion from Bagell, Josephs, Levine & Company, LLC dated March 22, 2007 regarding the audited financial statements of the Company for the year ended December 31, 2006, as well as the opinions of Bagell, Josephs, Levine & Company, LLC on management’s assessment of internal controls over financial reporting and on the effectiveness of internal controls over financial reporting, the Board approved the audited financial statements for inclusion in the Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

PROPOSAL 2 — RATIFICATION OF
APPOINTMENT OF INDEPENDENT AUDITORS

Appointment of Auditors

Bagell, Josephs, Levine & Company, LLC audited the Company’s annual financial statements for the fiscal year ended December 31, 2006. The Board has appointed Bagell, Josephs, Levine & Company, LLC to be the Company’s independent auditors for the fiscal year ending December 31, 2007. The stockholders are asked to ratify this appointment at the annual meeting. It is not expected that a representative of Bagell, Josephs, Levine & Company, LLC will be present at the annual meeting of stockholders to make a statement or respond to questions.

Change In Accountants

On June 19, 2006, the Company, Beemer Acquisition Corp,, a wholly owned subsidiary of the Company, and Beemer Energy, Inc, entered into a Merger Agreement and Plan of Reorganization and consummated the merger of Beemer Acquisition Corp. with and into Beemer Energy, Inc. The merger resulted in Beemer Energy, Inc. becoming our wholly owned subsidiary. Following the merger, our management and business operations became substantially the management and business operations of Beemer Energy, Inc. before the merger.

Before the merger, our independent registered public accounting firm was Stark Winter Schenkein & Co. Because the merger was treated as a reverse acquisition for accounting purposes, future historical financial reports filed by us will be those of Beemer Energy, Inc., the accounting acquiror. Accordingly, our board of directors changed our independent registered public accounting firm from Stark Winter Schenkein & Co. to Bagell, Josephs, Levine & Company, LLC. Stark Winter Schenkein & Co. was dismissed as our independent registered public accounting firm on August 10, 2006, and Bagell, Josephs, Levine & Company, LLC was engaged as our independent registered public accounting firm on the same date.

The reports of Stark Winter Schenkein & Co. on our financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, but did include an explanatory paragraph relating to our ability to continue as a "going concern."

In connection with the audit of our financial statements for the past two fiscal years ended December 31, 2005 and 2004, and through the date of the dismissal, there were no disagreements with Stark Winter Schenkein & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stark Winter Schenkein & Co., would have caused Stark Winter Schenkein & Co. to make reference to the matter in its reports.

During the most recent fiscal year and through the date of the dismissal of Stark Winter Schenkein & Co., no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B. This change in accountants was disclosed in our Current Report on Form S-K, filed with the SEC on August 15, 2006.

Auditors’ Fees

Bagell, Josephs, Levine & Company, LLC billed the Company the following amounts for services provided during fiscal 2006 and 2007:

	2006	2007

Audit Fees	$34,579	$21,495
Audit-Related Fees	________	________
Tax Fees	________	________
All Other Fees	________	________
Total Fees	$34,579	$21,495
*Audit fees in 2006 include additional audit fees paid in 2006 subsequent to the publication of the proxy statement for the annual meeting of stockholders in 2006. Audit fees in 2007 are fees billed through the date of this proxy statement.

•	Audit Fees. This category includes the fees and out-of-pocket expenses for the audit of the Company’s annual financial statements and review of the Company’s quarterly reports.

•
Audit-Related Fees. This category consists of fees for assurance and related services reasonably related to the performance of the audit or the review of the Company’s financial statements, not otherwise reported under Audit Fees.

•	Tax Fees. This category consists of fees for tax compliance, tax advice and tax planning.

•	All Other Fees. This category consists of fees for other non-audit services.

The Board is required to pre-approve all audit and non-audit services performed by the Company’s independent auditor to assure that the provision of such services does not impair the auditor’s independence. The Board will not authorize the independent auditor to perform any non-audit service which independent auditors are prohibited from performing under the rules and regulations of the Securities and Exchange Commission or the Public Company Accounting Oversight Board. The Board may delegate its pre-approval authority to one or more of its members, but not to management. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Board at its next scheduled meeting.

Vote Required For Ratification

The Board was responsible for selecting the Company’s independent auditors for fiscal year 2007. Accordingly, stockholder approval is not required to appoint Bagell, Josephs, Levine & Company, LLC as the Company’s independent auditors for fiscal year 2007. The Board of Directors believes, however, that submitting the appointment of Bagell, Josephs, Levine & Company, LLC to the stockholders for ratification is a matter of good corporate governance. The Board is solely responsible for selecting the Company’s independent auditors. If the stockholders do not ratify the appointment, the Board will review its future selection of independent auditors.

The ratification of the appointment of Bagell, Josephs, Levine & Company, LLC as the Company’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE RATIFICATION OF BAGELL, JOSEPHS, LEVINE & COMPANY, LLC AS INDEPENDENT AUDITORS FOR 2007.

PROPOSAL 3 — APPROVAL OF THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Company is proposing to amend and restate its Certificate of Incorporation in order to provide for the exculpation and indemnification of directors from liability to the Company or its stockholders to the extent permitted by law. The Board of Directors has already approved the Amended and Restated Certificate and provided that it shall be filed with the Delaware Secretary of State and become effective following approval by the stockholders of the Company.

Background

Over the past several years, there has been an increase in claims, suits and other proceedings which would impose personal liability upon directors of publicly-traded companies. Although this increase in such claims may have the effect of increasing the diligence of directors and improving corporate governance, one side effect has been that otherwise-qualified individuals have hesitated to serve as directors of public companies. Many publicly-traded companies provide for exculpation and indemnification of directors against claims related to the good faith performance of their duties. The Delaware General Corporation Law empowers a Delaware corporation, such as the Company, to include a provision limiting or eliminating the liability of a director to the corporation or its stockholders for monetary damages resulting from breaches of some (but not all) fiduciary duties to the corporation. Because the success of the Company depends upon attracting and retaining qualified leadership and oversight by Board members, the Board has concluded that such protection is in the best interest of the Company.

Effect of Amendment

The proposed Amended and Restated Certificate of Incorporation would provide that a director would not be personally liable to the Company or its stockholders for monetary damages for any breach of fiduciary duty except to the extent such exemption from liability is not permitted by current or future Delaware law. Under current law, this exculpation would not include, and directors would remain liable for, the following:

•	Breaches of the director’s duty of loyalty to the Company or its stockholders;
•	Acts or omissions not taken in good faith, or which involve intentional misconduct or a knowing violation of the law;
•	Certain unlawful stock redemptions or purchases; and
•	Transactions in which the director derived an improper personal benefit.

The proposed Amended and Restated Certificate of Incorporation would also clarify and affirm the Company’s power to indemnify officers, directors, employees and agents, to the extent permitted by the By-Laws, as amended from time to time. The By-Laws of the Company already provide that the Company indemnify its officers, directors, employees and agents to the fullest extent permitted by the Delaware General Corporation Law, as amended from time to time.

The form of the Amended and Restated Certificate of Incorporation is included with this proxy statement as Exhibit A.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE APPROVAL OF THE AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION.

OTHER MATTERS
We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

The Company will bear the entire cost of this proxy solicitation. In addition to soliciting proxies by this mailing, we expect that our directors, officers and regularly engaged employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. The Company will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2008 Annual Meeting

Any stockholder who intends to present a proposal at the annual meeting in 2008 must deliver the proposal to the Company’s corporate Secretary at 310 West 20th Street, 2nd Floor, Kansas City, Missouri 64108:

•	Not later than ___________, _____, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.
•
On or after the fifth day following the record date of the 2008 Annual Meeting, as established by the Board of Directors and provided in the By-Laws, if the proposal is submitted pursuant to the Company’s by-laws, in which case we are not required to include the proposal in our proxy materials.

The proposal, together with any supporting statement, must be less than 500 words for inclusion in the proxy, and inclusion of the proposal shall be subject to applicable securities and exchange rules.

By order of the Board of Directors,

Lee L. Blank, Secretary

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ALTERNATIVE ENERGY SOURCES, INC.

The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 8, 2002.

This Amended and Restated Certificate of Incorporation has been duly proposed by resolutions adopted and declared advisable by the Board of Directors of the Corporation, duly adopted by the stockholders of the Corporation and duly executed and acknowledged by the officers of the Corporation in accordance with Sections 103, 228, 242 and 245 of the General Corporation Law of the State of Delaware.

This Amended and Restated Certificate of Incorporation shall become effective at 5:00 p.m., Eastern time, on May 15, 2007 (the “Effective Date”).

The text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

Article I
Name
Section 1.01  The name of the Corporation is “Alternative Energy Sources, Inc.” (hereinafter referred to as the “Corporation”).

Article II
Registered Agent
Section 2.01  The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware 19808. The name of the registered agent of the Corporation at such address is Corporation Service Company.

Article III
Purpose
Section 3.01  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized and incorporated under the General Corporation Law of the State of Delaware (the “DGCL”).

Article IV
Authorized Capital Stock
Section 4.01  The total number of shares of stock which the Corporation shall have authority to issue is 75,000,000 shares of common stock, par value $0.0001 per share, amounting to $7,500 in the aggregate.

Article V
By-Laws
Section 5.01  The Board of Directors shall have the power to adopt, amend or repeal By-Laws.

Article VI
Director Liability; Indemnification
Section 6.01  No Director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such Director as a Director, except to the extent such exemption from liability or limitation thereof is not permitted by the DGCL as it now exists or may hereafter be amended. Notwithstanding the foregoing, a director shall be liable to the extent currently provided by the DGCL (a) for breaches of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (c) under the provisions of Section 174 of the DGCL (relating to unlawful stock purchase or redemption) and any amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of these provisions shall not adversely affect any right of any Director of the Corporation existing at the time of such repeal or modification.

Section 6.02  The Corporation shall have the power to indemnify officers, directors, employees and agents to the extent permitted by the By-Laws, as amended from time to time.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer and attested by its Secretary this 10th day of May, 2007.

Mark A. Beemer
Chief Executive Officer

Lee L. Blank
Secretary

☒ Please mark votes as in this example.

Date	
Shareholder signature	Co-owner signature

RECORD DATE SHARES: ________

Please be sure to sign and date this Proxy

The Board of Directors recommends a vote FOR each of Proposals 1, 2, and 3

Vote on Directors

1. Elect seven directors, each for a term of one year:
   Nominees:
   01) Mark A. Beemer
   02) Lee L. Blank
   03) A. Michael Espy
   04) John D. McNamara
   05) W. Gordon Snyder
   06) James L. Spigarelli
   07) Douglas D. Wilner

   FOR ALL NOMINEES — WITHHELD FROM ALL NOMINEES — FOR ALL EXCEPT ________

   To withhold authority to vote for any individual nominee, mark "For All Except" and write the nominee's name on the line above.

Vote on Proposal FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

Please indicate if you plan to attend this meeting YES NO

For address changes and/or comments, please check this box and write them on the back where indicated

Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.

DETACH CARD DETACH CARD

Signature Stock Transfer, Inc.
One Preston Park
2301 Ohio Drive, Suite 100
Plano, Texas 75093

VOTE BY INTERNET – www.xxxxxxxx.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instruction to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Alternative Energy Sources, Inc., in mailing proxy materials. You can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – 1-xxx-xxx-xxxx
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Alternative Energy Sources, Inc., c/o ________________.

You can view the Annual Report and Proxy Statement on the Internet at: http://www.aensi.com

ALTERNATIVE ENERGY SOURCES, INC.

PROXY
ANNUAL MEETING OF SHAREHOLDERS, MAY 10, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints MARK A. BEEMER, LEE L. BLANK AND JOHN J. HOLLAND, and each of them, with full power of substitution, proxies of the undersigned to vote the shares of Common Stock of Alternative Energy Sources, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of Alternative Energy Sources, Inc. to be held at the Company headquarters at 1911 Central, Kansas City, Missouri 64108 on May 10, 2007 at 10:30 a.m., and at any adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the Annual Meeting.

If more than one of the above named proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no choice is specified, this proxy will be voted "FOR" the nominees named hereon, and "FOR" proposal 2.

PLEASE NOTE ADDRESS CHANGES HERE

____

____

____

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH CARD DETACH CARD

YOUR VOTE IS IMPORTANT!

If you vote by the Internet or telephone, DO NOT return your proxy card.

VOTE BY

INTERNET – TELEPHONE – MAIL

24 hours a day – 7 days a week

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
Log on to the Internet and go to http://www.xxxxxx.com	**OR**	**Call toll-free 1-xxx-xxx-xxxx**

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote-by-Mail

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Alternative Energy Sources, Inc., c/o ______________________________